September 5, 2017

Advantage Funds, Inc.

-          Dreyfus Opportunistic Midcap Value Fund

-          Dreyfus Opportunistic Small Cap Fund

-          Dreyfus Strategic Value Fund

-          Dreyfus Structured Midcap Fund

-          Dreyfus Technology Growth Fund

-          Dreyfus Global Real Return Fund

-          Dreyfus Global Dynamic Bond Fund

-          Dreyfus Total Emerging Markets Fund

-          Dynamic Total Return Fund

Dreyfus Index Funds, Inc.

-          Dreyfus International Stock Index Fund

-          Dreyfus S&P 500 Index Fund

-          Dreyfus SmallCap Stock Index Fund

Dreyfus Midcap Index Fund, Inc.

Dreyfus Manager Funds II

-          Dreyfus Balanced Opportunity Fund

Dreyfus Research Growth Fund, Inc.

Dreyfus International Funds, Inc.

-          Dreyfus Emerging Markets Fund

Dreyfus Growth and Income Fund, Inc.

Dreyfus New Jersey Municipal Bond Fund, Inc.

Dreyfus U.S. Treasury Intermediate Term Fund

Dreyfus U.S. Treasury Long Term Fund

Dreyfus Premier Investment Funds, Inc.

-          Dreyfus Diversified International Fund

-          Dreyfus Global Infrastructure Fund

-          Dreyfus Global Real Estate Securities Fund

-          Dreyfus Large Cap Equity Fund

-          Dreyfus Large Cap Growth Fund

Supplement to Current Statement of Additional Information

The following information supersedes and replaces any contrary information contained in the section of the fund's Statement of Additional Information entitled "Additional Information About How to Buy Shares - Information Pertaining to Purchase Orders":

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of shares of funds other than money market funds may be transmitted, and must be received by the Transfer Agent, within two business days after the order is placed. If such payment is not received within two business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.